FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 25, 2003


                   Structured Asset Mortgage Investments, Inc.
                Mortgage Pass-Through certificates, Series 1999-1
             (Exact name of registrant as specified in its charter)



    Delaware               33-44658                      13-3633241
(State or other     (Commission File Number)   (IRS Employer Identification No.)
 Jurisdiction of
 incorporation)



                  383 Madison Avenue, New York, New York        10167
               (Address of principal executive offices)       (Zip Code)



       Registrant's telephone number, including area code: (212) 272-2000



                                 Not Applicable
          Former name or former address, if changed since last report.

Item 5.       Other Events.


1. A distribution was made to the Certificateholders of the Structured Asset Mortgage Investments, Inc. Mortgage Pass-Through Certificates, Series 1999-1, on June 25, 2003. The distribution was made pursuant to the provisions of a Pooling and Servicing Agreement dated February 24, 1999, between and among Structured Asset Mortgage Investments Inc. (formerly known as Bear Stearns Mortgage Securities Inc.), as Depositor, Norwest Bank Minnesota, National Association, as Master Services, and The First National Bank of Chicago, as Trustee.




Item 7.       Financial Statements and Exhibits.


      c) Exhibits.


          (28.41)          June 25, 2003 - Information on Distribution to
                                          Certificateholders.

                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   Structured Asset Mortgage Investments Inc.
                                                   (Registrant)






Date:   July 10, 2003              By:   /s/ Joseph Jurkowski Jr.
                                         Joseph Jurkowski Jr.
                                         Vice President/Asst.Secretary

                   Structured Asset Mortgage Investments, Inc.


                                    FORM 8-K


                                 CURRENT REPORT


Exhibit Index


Exhibit No.              Description


   (28.41)               June 25, 2003 - Information on Distribution to
                                        Certificateholders

            June 25, 2003 - INFORMATION ON DISTRIBUTION EXHIBIT 28.41
                              TO CERTIFICATEHOLDERS



                   Structured Asset Mortgage Investments, Inc.
               Mortgage Pass-Through Certificates, Series 1999-1




              Principal Amt.
               Outstanding                                                                         Current          Ending
  Cert.          Prior to        Interest      Interest         Principal           Total         Realized       Certificate
  Class        Distribution        Rate      Distribution     Distribution      Distribution         Loss          Balance
A             $52,944,359.34     6.50281%     $286,906.05     $6,564,303.28     $6,851,209.33         $0.00     $46,380,056.05
R-1                     0.00     6.57524%            0.00              0.00              0.00          0.00               0.00
B-1             1,907,548.18     6.50281%       10,337.02              5.69         10,342.71          0.00       1,907,542.49
B-2               953,774.09     6.50281%        5,168.51              2.85          5,171.36          0.00         953,771.24
B-3               953,774.09     6.50281%        5,168.51              2.85          5,171.36          0.00         953,771.24
B-4               953,774.09     6.50281%        5,168.51              2.85          5,171.36          0.00         953,771.24
B-5               476,887.04     6.50281%        2,584.26              1.42          2,585.68          0.00         476,885.62
B-6               478,545.65     6.50281%        2,593.24              1.43          2,594.67          0.00         478,544.22
2-A            15,699,206.12     9.31229%      115,960.77      1,193,658.09      1,309,618.86          0.00      14,505,548.02
R-II                    0.00     9.18623%            0.00              0.00              0.00          0.00               0.00
2B1             1,333,331.58     9.31229%        9,848.53         58,457.11         68,305.64          0.00       1,274,874.47
2B2               838,160.59     9.31229%        6,191.00         36,747.38         42,938.38          0.00         801,413.20
2B3               533,347.64     9.31229%        3,939.52         23,383.50         27,323.02          0.00         509,964.14
2B4               419,042.80     9.31229%        3,095.22         18,372.05         21,467.27          0.00         400,670.75
2B5               304,812.94     9.31229%        2,251.47         13,363.88         15,615.35          0.00         291,449.06
2B6               280,014.13     9.31229%        2,068.30         12,276.63         14,344.93     34,944.17         232,793.33
R-III                   0.00     6.57524%            0.00              0.00              0.00          0.00               0.00

Total         $78,076,578.28                  $461,280.91     $7,920,579.01     $8,381,859.92    $34,944.17     $70,121,055.07



CERTIFICATE ACCOUNT

Beginning Balance                                                           0.00

Deposits

          Payment of Interest and Principal                         8,438,956.53
          Liquidations, Insurance Proceeds, Reserve Funds                   0.00
          Proceeds from Repurchased Loans                                   0.00
          Other Amounts (Servicer Advances)                            47,834.43
          Realized Losses                                            (34,944.17)
          Prepayment Penalties                                              0.00
                                                                    ------------
Total Deposits                                                      8,451,846.79

Withdrawals
          Reimbursement for Servicer Advances                          51,077.99
          Payment of Service Fee                                       18,908.88
          Payment of Interest and Principal                         8,381,859.92
                                                                    ------------
Total Withdrawals (Pool Distribution Amount)                        8,451,846.79

Ending Balance                                                              0.00
                                                                    ============

PREPAYMENT/CURTAILMENT INTEREST SHORTFALL

Total Prepayment/Curtailment Interest Shortfall                             0.00
Servicing Fee Support                                                       0.00
                                                                    ------------
Non-Supported Prepayment/Curtailment Interest Shortfall                 7,255.24
                                                                    ============

SERVICING FEES

Gross Servicing Fee                                                    17,145.57
External Master Servicing Fee                                             463.90
Master Servicing Fee                                                    1,299.41
Special Servicing Fee                                                       0.00
Supported Prepayment/Curtailment Interest Shortfall                         0.00
                                                                       ---------
Net Servicing Fee                                                      18,908.88
                                                                       =========



                               DELINQUENT                                                             BANKRUPTCY
                   No of Loans            Prin Balance                                     No of Loans            Prin Balance
                                                                          0-29 Days             4                   110,925.35
30 Days                43                 2,199,168.10                    30 Days               1                    20,162.66
60 Days                11                   281,008.63                    60 Days               0                         0.00
90 Days                 3                    46,742.62                    90 Days               0                         0.00
120 Days                1                    14,025.90                    120 Days              0                         0.00
150 Days                1                   234,058.60                    150 Days              0                         0.00
180+ Days               2                    64,353.52                    180+ Days             6                   597,957.55
                        -                 ------------                                         --                   ----------
                       61                 2,839,357.37                                         11                   729,045.56

                                                                          0-29 Days              1.000000%           0.157882%
30 Days                 10.750000%           3.130121%                    30 Days                0.250000%           0.028698%
60 Days                  2.750000%           0.399965%                    60 Days                0.000000%           0.000000%
90 Days                  0.750000%           0.066530%                    90 Days                0.000000%           0.000000%
120 Days                 0.250000%           0.019963%                    120 Days               0.000000%           0.000000%
150 Days                 0.250000%           0.333140%                    150 Days               0.000000%           0.000000%
180+ Days                0.500000%           0.091596%                    180+ Days              1.500000%           0.851085%
                         --------            --------                                            --------            --------
                         5.250000%           4.041316%                                           2.750000%           1.037666%


                              FORECLOSURE                                                                 REO

                   No of Loans            Prin Balance                                     No of Loans            Prin Balance
0-29 Days               0                         0.00                    0-29 Days             0                         0.00
30 Days                 0                         0.00                    30 Days               0                         0.00
60 Days                 0                         0.00                    60 Days               0                         0.00
90 Days                 1                    26,165.78                    90 Days               0                         0.00
120 Days                2                    56,131.81                    120 Days              0                         0.00
150 Days                1                    12,535.59                    150 Days              0                         0.00
180+ Days              17                   507,706.86                    180+ Days             0                         0.00
                       --                   ----------                                          -                         ----
                       21                   602,540.04                                          0                         0.00

0-29 Days                0.000000%           0.000000%                    0-29 Days              0.000000%           0.000000%
30 Days                  0.000000%           0.000000%                    30 Days                0.000000%           0.000000%
60 Days                  0.000000%           0.000000%                    60 Days                0.000000%           0.000000%
90 Days                  0.250000%           0.037242%                    90 Days                0.000000%           0.000000%
120 Days                 0.500000%           0.079894%                    120 Days               0.000000%           0.000000%
150 Days                 0.250000%           0.017842%                    150 Days               0.000000%           0.000000%
180+ Days                4.250000%           0.722630%                    180+ Days              0.000000%           0.000000%
                         --------            --------                                            --------            --------
                         5.250000%           0.857608%                                           0.000000%           0.000000%

                                                                                                          TOTAL
                                                                                           No of Loans            Prin Balance

                                                                          0-29 Days             4                   110,925.35
                                                                          30 Days              44                 2,219,330.76
                                                                          60 Days              11                   281,008.63
                                                                          90 Days               4                    72,908.40
                                                                          120 Days              3                    70,157.71
                                                                          150 Days              2                   246,594.19
                                                                          180+ Days            25                 1,170,017.93
                                                                                               --                 ------------
                                                                                               93                 4,170,942.97

                                                                          0-29 Days              1.000000%           0.157882%
                                                                          30 Days               11.000000%           3.158819%
                                                                          60 Days                2.750000%           0.399965%
                                                                          90 Days                1.000000%           0.103772%
                                                                          120 Days               0.750000%           0.099857%
                                                                          150 Days               0.500000%           0.350983%
                                                                          180+ Days              6.250000%           1.665311%
                                                                                                ---------            --------
                                                                                                23.250000%           5.936589%


Current Period Class A Insufficient Funds                            0.00
Principal Balance of Contaminated Properties                         0.00
Periodic Advance                                                47,834.43




COLLATERAL STATEMENT

Collateral Description                          Mixed Fixed & ARM & Balloon
Weighted Average Gross Coupon                                     7.491800%
Weighted Average Net Coupon                                       7.228280%
Weighted Average Pass-Through Rate                                7.201179%
Weighted Average Maturity (Stepdown Calculation)                        268

Beginning Scheduled Collateral Loan Count                               418
Number of Loans Paid in Full                                             18
Ending Scheduled Collateral Loan Count                                  400

Beginning Scheduled Collateral Balance                        78,076,579.08
Ending Scheduled Collateral Balance                           70,121,055.89
Ending Actual Collateral Balance at 31-May-2003               70,258,242.39

Monthly P&I Constant                                             580,480.10
Special Servicing Fee                                                  0.00
Prepayment Penalties                                                   0.00
Realized Loss Amount                                              34,944.17
Cumulative Realized Loss                                         160,505.27


Ending Schedule Balance for Premium Loans                     70,121,055.89
Ending Schedule Balance for Discount Loans                             0.00
Scheduled Principal                                               93,035.02
Unscheduled Principal                                          7,862,488.17


Miscellaneous Reporting

Group 1 Senior Percentage                                        90.242998%
Group 1 Subordinate Percentage                                    9.757002%
Group 1 Senior Prepay Percentage                                100.000000%
Group 1 Subordinate Prepay Percentage                             0.000000%
Group 2 Senior Percentage                                        80.890727%
Group 2 Subordinate Percentage                                   19.109263%
Group 2 Senior Prepay Percentage                                 88.534442%
Group 2 Subordinate Prepay Percentage                            11.465600%




Group                                                3                 4               5                   Total
Collateral Description                            Mixed ARM     Mixed Fixed        Mixed ARM     Mixed Fixed &ARM &B
Weighted Average Coupon Rate                       6.771068        9.913035         9.405735            7.491800
Weighted Average Net Rate                          6.517813        9.630265         9.098333            7.228280
Pass-Through Rate                                  6.502813        9.595265         9.003332            7.201179
Weighted Average Maturity                               310             166              211                 268
Record Date                                       5/31/2003       5/31/2003        5/31/2003           5/31/2003
Principal and Interest Constant                  331,216.39      149,507.08        99,756.63          580,480.10
Beginning Loan Count                                    107             259               52                 418
Loans Paid in Full                                       10               4                4                  18
Ending Loan Count                                        97             255               48                 400
Beginning Scheduled Balance                   58,668,663.28   10,129,818.34     9,278,097.46       78,076,579.08
Ending Scheduled Balance                      52,104,342.91    9,980,323.93     8,036,389.05       70,121,055.89
Scheduled Principal                                  175.12       65,826.04        27,033.86           93,035.02
Unscheduled Principal                          6,564,145.25       83,668.37     1,214,674.55        7,862,488.17
Scheduled Interest                               331,041.27       83,681.04        72,722.77          487,445.08
Servicing Fee                                     12,381.81        2,387.01         2,376.75           17,145.57
Master Servicing Fee                                 733.35          295.45           270.61            1,299.41
Trustee Fee                                            0.00            0.00             0.00                0.00
FRY Amount                                             0.00            0.00             0.00                0.00
Special Hazard Fee                                     0.00            0.00             0.00                0.00
Other Fee                                              0.00            0.00           463.90              463.90
Pool Insurance Fee                                     0.00            0.00             0.00                0.00
Spread 1                                               0.00            0.00             0.00                0.00
Spread 2                                               0.00            0.00             0.00                0.00
Spread 3                                               0.00            0.00             0.00                0.00
Net Interest                                     317,926.11       80,998.58        69,611.51          468,536.20
Realized Loss Amount                                   0.00       34,944.17             0.00           34,944.17
Cumulative Realized Loss                               0.00      160,505.27             0.00          160,505.27
Percentage of Cumulative Losses                        0.00            0.02             0.00                0.00
Prepayment Penalties                                   0.00            0.00             0.00                0.00
Special Servicing Fee                                  0.00            0.00             0.00                0.00
